JANUS ASPEN SERIES
                                 Service Shares

                       Supplement Dated July 28, 2000, to
              Statement of Additional Information Dated May 1, 2000

     THIS INFORMATION SUPPLEMENTS THE STATEMENT OF ADDITIONAL INFORMATION FOR THE SERVICE SHARES OF JANUS ASPEN SERIES DATED MAY 1, 2000. THIS SUPPLEMENT, TOGETHER WITH THE STATEMENT OF ADDITIONAL INFORMATION, CONSTITUTES A CURRENT STATEMENT OF ADDITIONAL INFORMATION. TO REQUEST ANOTHER COPY OF THE STATEMENT OF ADDITIONAL INFORMATION, PLEASE CONTACT YOUR INSURANCE COMPANY OR PLAN SPONSOR.

     The following replaces the first and second full paragraphs on page 24 of the Statement of Additional Information:

          Effective July 12, 2000, Janus Capital is owned in part by Stilwell Financial Inc. ("Stilwell"), which owns approximately 81.5% of the outstanding voting stock of Janus Capital. Stilwell is a publicly traded holding company with principal operations in financial asset management businesses. Thomas H. Bailey, President and Chairman of the Board of Janus Capital, owns approximately 12% of Janus Capital's voting stock and, by agreement with Stilwell, selects at least a majority of Janus Capital's Board, subject to the approval of Stilwell, which approval cannot be unreasonably withheld.

     With respect to the third paragraph on page 25 of the Statement of Additional Information, DST Systems, Inc., is now a subsidiary of Stilwell, and not of KSCI.